Exhibit 99.2
Riot Platforms (NASDAQ: RIOT) FY 2023 Update February 22, 2024 NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot Platforms is the Leading Vertically Integrated Bitcoin Mining Company

1 Significant scale of operations

Total revenue[1]: **$281 million**

Hash Rate Deployed:
YE 2023: **12.4 EH/s** → YE 2024E: **28.8 EH/s**

6,626 Bitcoin mined[1] / **~18.2** Bitcoin mined/day

2 Low-cost producer

FY 2023 Direct cost to produce 1 BTC[2]: **$7,539/BTC**

FY 2023 Bitcoin Mining gross margin[2]: **74%**

FY 2023 Cost of power[2]: **2.2 c/kWh**

3 Strong financial and liquidity position

Cash balance[3]: **$597 million**

Bitcoin held[4]: **7,362 BTC (~$311 million)**

Long-term debt outstanding[5]: **Zero**

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1. *Twelve months ended as of December 31, 2023.*
2. *Twelve months ended as of December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $14,578 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 49% Bitcoin Mining gross margin.*
3. *As of December 31, 2023.*
4. *BTC balance as of December 31, 2023. Estimated fair value of 'Bitcoin held' based on applying the market price of one Bitcoin on December 31, 2023, of $42,265 to the Company's 7,362 Bitcoin held.*
5. *As of December 31, 2023. Excluding net long-term balance of $0.5 million on Equipment Term Loan at ESS Metron recognized within Other long-term liabilities on the Consolidated Balance Sheet.*

3

FY 2023 Financial Update 4 FY 2023 Financial Update Rockdale Facility, Building G (Immersion-Cooled) – Rockdale, Texas

5 Ending hash rate deployed 12.4 EH/s ▪ 28% increase year-over-year Bitcoin produced 6,626 BTC ▪ 19% increase year-over-year Bitcoin sold 6,185 BTC ▪ $176.2 million in proceeds received (avg. price of $28,491 per BTC) Bitcoin held 7,362 BTC ▪ $311.2 million1 Revenue $280.7 million ▪ 8% increase year-over-year Adj. EBITDA2,3 $214.0 million ▪ 76% Adj. EBITDA margin Power curtailment credits $71.2 million ▪ 260% increase year-over-year Net loss / Net loss per share $(49.5) million / $(0.28) ▪ Includes $252.4 million in D&A 1. Estimated fair value of ‘Bitcoin held’ based on applying the market price of one Bitcoin on December 31, 2023, of $42,265 to the Company’s 7,362 Bitcoin held. 2. Adjusted EBITDA is a non-GAAP financial measure, see slides 29 and 30 for definitions of Non-GAAP Measures and Reconciliations. 3. Includes a $184.7 million gain on Bitcoin held on the balance sheet. In December 2023, the FASB issued ASU 2023-08, under which Riot recognizes its Bitcoin held at fair value, with changes in the fair value recognized in income. Riot elected to early adopt this guidance in 2023. Riot Platforms FY 2023 Snapshot

5,554 6,626 968 2,497 FY 2022 FY 2023 Riot Platforms – Continued Year-over-Year Growth in Production and Capacity 6 Ending miners deployed(# of miners) Ending hash rate deployed (EH/s) Bitcoin produced (# of BTC) 3 Bitcoin held (# of BTC) 9.7 12.4 FY 2022 FY 2023 +28% 6,974 7,362 FY 2022 FY 2023 88,556 112,944 FY 2022 FY 2023 +28% +6% 1. Year ended December 31, 2022. 2. Year ended December 31, 2023. 3. FY 2022 figure calculated as $27.3MM in total power credits divided by average revenue recognized per Bitcoin mined during applicable period of $28.2K. FY 2023 figure calculated as $71.2MM in total power credits divided by average revenue recognized per Bitcoin mined during applicable period of $28.5K. 1 2 1 2 1 2 1 2 ▪ New all-time records in 112,944 miners deployed and 12.4 EH/s hash rate capacity achieved as of the end of Q4 2023 ▪ Miners and hash rate deployed grew nearly 28% year-over-year ▪ 6,626 Bitcoin produced in FY 2023, +19% year-over-year due to increase in hash rate deployed, offset by large growth in the overall network hash rate ▪ Bitcoin held increased to 7,362 Bitcoin, +6% year-over-year +40% 6,522 9,123 BTC Mined BTC Equivalent in Power Credits3

Adj. EBITDA Margin 112% 32% (6)% 141% 76% $81.7 $24.3 $(3.1) $111.1 $214.0 Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 $73.2 $76.7 $51.9 $78.8 $280.7 Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 Riot Platforms – Company Wide Revenue Growth 7 1. Indicates Non-GAAP measure. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 37, under Item 7, “Management’s Discussion & Analysis” in our Form 10-K for the fiscal year ended December 31, 2023. 2. In December 2023, the FASB issued ASU 2023-08, under which Riot recognizes its Bitcoin held at fair value, with changes in the fair value recognized in income. Riot elected to early adopt this guidance in 2023. Adjusted EBITDA1,2 Revenue / Growth per Quarter (%) +5% -32% +52% ▪ Record revenues in Q4 2023 driven by increased Bitcoin production and a higher average price per Bitcoin ▪ Adjusted EBITDA positively impacted by early adoption of fair value accounting of Bitcoin held on balance sheet2 1

Bitcoin Mining – Expanding Gross Margins 8 10.5 EH/s 10.7 EH/s 10.9 EH/s 12.4 EH/s Q1 2023 Q2 2023 Q3 2023 Q4 2023 $48.0 $49.7 $31.2 $60.0 58% 70% 122% 63% 0% 20% 40% 60% 80% 100% 120% 140% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Revenue ($ million) Non-GAAP gross margin (%) ▪ 63% Non-GAAP Gross Margin for Q4 2023 ▪ $4.3MM in power credits allocated to the bitcoin mining business in Q4 2023 ▪ Finished repairs to building G, increasing deployed hash rate to 12.4 EH/s ▪ Cost to mine of $13,674 per Bitcoin for Q4 2023 increased over Q3 due to higher network difficulty and fewer power curtailment opportunities 1. Non-GAAP, net of power curtailment credits allocated to Bitcoin Mining. GAAP gross margin figures of 26% in Q4’22, 54% in Q1’23, 52% in Q2’23, 22% in Q3’23, and 56% in Q4’23. 2. Excludes 17,040, 17,040, and 14,250 miners, respectively, that were offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 3. Three months ended December 31, 2023. Q1 2023 Q2 2023 Q3 2023 Q4 2023 Avg. BTC price $22,704 $28,024 $28,230 $36,815 # of BTC produced 2,115 1,775 1,106 1,630 Cost to Mine1 $9,438 $8,389 ($6,141) $13,674 Riot Revenue Breakdown – Q4 20233 Revenue / Non-GAAP Gross Margin1 (%) Ending Hash Rate Capacity 76% 17% 7% 1 2 2 2 +2% Bitcoin Mining Data Center Hosting Engineering +2% +14%

$(15.5) $(9.8) $(2.7) $(17.0) (171%) (127%) (52%) (310%) Q1 2023 Q2 2023 Q3 2023 Q4 2023 Non-GAAP gross profit ($ million) Non-GAAP gross margin (%) Data Center Hosting – Continuing to Address Legacy Contracts 9 $9.0 $7.7 $5.1 $5.5 Q1 2023 Q2 2023 Q3 2023 Q4 2023 ▪ Revenues marginally up vs. Q3 2023 ▪ $0.8MM in power credits allocated to the data center hosting business in Q4 2023 ▪ The Company terminated contract with third-party hosting client, Rhodium Riot Revenue Breakdown – Q4 20232 1. Non-GAAP, net of power curtailment credits allocated to Data Center Hosting. GAAP gross profit figures of $(8.6m) in Q4'22, $(16.6m) in Q1’23, $(14.5m) in Q2’23, $(21.0m) in Q3’23, and $(17.7m) in Q4’23. GAAP gross margin figures of (95%) in Q4’22, (184%) in Q1’23, (189%) in Q2’23, (412%) in Q3’23, and (324%) in Q4’23. 2. Three months ended December 31, 2023. Non-GAAP Gross Profit1 / Non-GAAP Gross Margin1 (%) Revenue / Change per Quarter (%) 1 1 -34% Bitcoin Mining Data Center Hosting Engineering -15% 76% 17% 7% +8%

Engineering – Continue to Work Through Record Backlog 10 $0.6 $1.1 $2.3 $(0.4) 4% 6% 15% -3% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Gross profit ($ million) Gross margin (%) $16.1 $19.3 $15.5 $13.3 Q1 2023 Q2 2023 Q3 2023 Q4 2023 20% ▪ Q4 2023 decline in revenues driven by supply chain issues that delayed fulfillment of large orders ▪ Continue to work through record backlog of ~$150MM in orders ▪ Record backlog driven by increase in data center demand ▪ Positioned to drive higher margins in 2024 due to increased demand for products coupled with a slowing of cost inflation Riot Revenue Breakdown – Q4 20231 1. Three months ended December 31, 2023. Revenue / Growth per Quarter (%) Gross Profit / Gross Margin (%) Bitcoin Mining Data Center Hosting Engineering -20% 76% 17% 7% -14%

11 Growth Plans – The Path to 100 EH/s 1 GW Corsicana Facility Development – Corsicana, Texas

MicroBT Miner Order Provides Clear Path to 100 EH/s in Self-Mining Capacity


Rockdale
Corsicana and Additional Growth
Historical
100+ EH/s
Assuming full exercise of additional MicroBT purchase options
38.1 EH/s
33.4 EH/s
28.8 EH/s
24.4 EH/s
20.1 EH/s
12.4 EH/s
12.4 EH/s
9.7 EH/s
3.1 EH/s
2021A
2022A
2023A
Q1 2024E
Q2 2024E
Q3 2024E
Q4 2024E
H1 2025E
H2 2025E

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$- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $- $20 $40 $60 $80 $100 $120 $140 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Under 20 J/Th 20 to 25 J/Th 25 to 28 J/Th BTC Price 13 Source: Hashrate Index by Luxor as of December 31, 2023. ▪ Riot began testing MicroBT miners in Q4 of 2022 ▪ Consistently demonstrates high uptime ▪ Purpose built for immersion-cooling use ▪ Made in the USA ▪ Initial order of 33,280 miners for the first two buildings in the Corsicana facility ▪ 33,280 @ $21/TH ▪ Second order of 66,560 miners for next four buildings in the Corsicana facility ▪ 66,560 @ $16 /TH ▪ Purchase option for 75 EH/s of latest generation machines with a price ceiling of $16.50 /TH $/TH Historical ASIC & BTC Price History1 MicroBT Miner Order Secures Future ASIC Miner Purchase Supply and Pricing MicroBT Long-Term Order Option @ $16.50 /TH Provides Riot with a clear path to achieve 100 EH/s in self-mining capacity Dec-23

14 Recent MicroBT Order Significantly Upgrades Riot’s Mining Fleet ▪ Riot’s purchase of 99,840 MicroBT miners has an average fleet efficiency of 20.0 J/TH ▪ Riot’s total fleet efficiency will be 22.4 J/TH in 2025 after deployment of initial order, 19.8 J/TH if entire option exercised Model Quantity Hash Rate Efficiency J/TH M56S+ 8,320 220 TH/s 24.0 M56S++ 22,684 230 TH/s 22.0 M66 20,778 250 TH/s 19.9 M66S 48,058 280 TH/s 18.5 Total / Weighted Average 99,840 26 EH/s 20.0 M66S (Long Term Option) 265,000 74 EH/s 18.5 Fleet Efficiency Improvements Hash Rate Contribution Mix MicroBT Combined Order Summary 27.7 J/TH 22.4 J/TH 19.8 J/TH Current Fleet Efficiency 2025E Fleet Efficiency Fleet Efficiency Post Long-Term Order -19.1% -11.6% YE 2025: Post Long-Term Option: 83% 17% Below 25 J/TH Above 25 J/TH 67% 33% Below 25 J/TH Above 25 J/TH

Q4 2023 Estimated Bitcoin Production Cost to Mine Corsicana Facility 400 MW build-out (remaining) Corsicana Facility additional 200 MW build-out Corsicana miner purchases 15 1. As of December 31, 2023. 2. As of December 31, 2023. Based on market price of BTC of approximately $42,265 as of December 31, 2023. 3. Assumes global network hash rate of 550 EH/s in 2024 (January to December), and 613 EH/s in 2025 (January to December), includes BTC production from bitcoin mining operations from the Rockdale Facility and estimated Company future deployed self-mining hash rate at the Corsicana Facility. 4. Includes forecasted cost of revenue for Riot’s Bitcoin Mining segment net of allocated power curtailment credits. 5. Assumes outstanding infrastructure capital expenditure as of December 31, 2023, only. 6. Includes miner costs to fill out all the Phase 1 400MW Corsicana build-out. Includes remaining $223 million on second order of 66,560 additional miners scheduled to be delivered through April 2025. $597 million cash balance1 5 6 7,362 BTC2 2,3 $110 million $249 million Fully-Funded Growth Plans Through Year-End 2025 $160 million 4

16 Power Strategy in FY 2023 Air-Cooled Rack in Building D of Rockdale Facility

Long-Term Power Contracts Form the Basis of Riot's Power Strategy

Riot's 345MW Long-Term 24/7 Fixed-Price Power Contract is Utilized in 3 Ways...

Manual Curtailment

- Riot powers down operations and returns power back to the utility when market prices are higher than Bitcoin mining revenues
- Riot receives power credits for difference between market power price and Riot's fixed power price
- Economic maximization between Bitcoin mining and electricity markets

Power Credits Received	
Q1 2023	$1.2 Million
Q2 2023	$8.4 Million
Q3 2023	$38.5 Million
Q4 2023	$1.2 Million
FY 2023 Total	**$49.3 Million**

ERCOT Ancillary Services

- Riot competitively bids to sell ERCOT the option to control Riot's electrical load in certain hours
- ERCOT compensates in the form of Demand Response Credits, which are received whether or not ERCOT calls to power down

Demand Response Credits Received	
Q1 2023	$1.9 Million
Q2 2023	$5.1 Million
Q3 2023	$11.1 Million
Q4 2023	$3.8 Million
FY 2023 Total	**$21.9 Million**

ERCOT 4 Coincident Peak ("4CP") Program

- Riot voluntarily powers down operations during times of peak demand in summer months
- Participation gives substantial savings on transmission costs in future power bills, reducing overall power costs
- Saves Riot ~$1MM per month on transmission costs

...Resulting in a FY 2023 Cost of Power of 2.2 c/kWh [1]

1. *12-months ended December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining.*

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Riot's Power Strategy in FY 2023 – Sell Power When Prices exceed Bitcoin Price



LZ South Average Settlement Price 1
$/MWh Mining Revenue 2
$210/MWh
$190/MWh
$170/MWh
$150/MWh
$130/MWh
$110/MWh
$90/MWh
$70/MWh
$50/MWh
$30/MWh
$22/MWh
$10/MWh
-$10/MWh
January-23
April-23
July-23
October-23
December-23
Average settlement price >$500/MWh
Riot's average cost of power 3

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1. ERCOT South Hub (7x24) daily average historical settlement price from January 1, 2023, to December 31, 2023.
2. Riot's $/MWh bitcoin mining revenue, based on BTC mined per day, BTC closing price, and bitcoin mining power draw per day.
3. 12-months ended December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining.

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+132% 12.4 EH/s 28.8 EH/s Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 19 2024 Hash Rate Growth +33% 28.8 EH/s 38.1 EH/s 2025 Hash Rate Growth $7,539 Per Bitcoin 2023 Cost to Mine1 Fully Funded 2024 Cap Ex New Large-Scale Facility Energized in Q1 2024 1. Twelve months ended as of December 31, 2023. Non-GAAP, net of $46.6 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $14,578 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 49% Bitcoin Mining gross margin.

Appendix 20

21 Management Team and Board of Directors ✓ Unique, Bitcoin-focused strategic vision ✓ Veteran public company expertise Jason Les Chief Executive Officer; Director Benjamin Yi Executive Chairman of the Board William Jackman Executive Vice President, General Counsel Colin Yee Executive Vice President, Chief Financial Officer Hannah Cho Independent Director Lance D’Ambrosio Independent Director Hubert Marleau Lead Independent Director Jason Chung Executive Vice President, Head of Corporate Development & Strategy ✓ Supported by industry-leading infrastructure expansion capabilities ✓ Highly experienced independent directors

22 Statement of Operations

23 Balance Sheet

24 Non-GAAP Adjusted EBITDA (Unaudited) * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 37, under Item 7, “Management’s Discussion & Analysis” in our December 31, 2023, Form 10-K.

25 Non-GAAP Cost of Revenues (Unaudited) * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 37, under Item 7, “Management’s Discussion & Analysis” in our December 31, 2023, Form 10-K.